Exhibit 99.2
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

NORTHFIELD LABORATORIES INC.,

Debtor.	Case No. 09-11924 (BLS)

Objection Deadline: September 8, 2009 at 4:00 p.m. (Eastern Time)

Confirmation Hearing: September 11, 2009 at 10:00 a.m. (Eastern Time)
EQUITY NOTICE
PLEASE TAKE NOTICE OF THE FOLLOWING:
APPROVAL OF DISCLOSURE STATEMENT
     1. On August 7, 2009, the above-captioned debtor and debtor-in-possession (the “Debtor”) filed the Debtor’s Amended Plan of Liquidation (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Plan”)1 and the Debtor’s Disclosure Statement for its Amended Plan of Liquidation (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Disclosure Statement”).
     2. By Order dated August 11, 2009, (the “Disclosure Statement Order”), the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) approved the Disclosure Statement as containing adequate information within the meaning of section 1125 of title 11 of the United States Code (the “Bankruptcy Code”).
     3. You are receiving this notice because you are or might be a Holder of one or more Claims or Interests within the following Classes under the Plan:
•	Class 3 Securities Claim

•	Class 4 Interests
     4. In accordance with the Disclosure Statement Order, (i) Holders of Class 3 Securities Claims and (ii) Holders of Class 4 Interests (collectively, the “Equity Holders”) are deemed to have rejected the Plan and will not be entitled to vote on the Plan.
SUMMARY OF PLAN
     5. Upon the Effective Date of the Plan, all of the assets of the Debtor will be transferred to a liquidating trust (the “Liquidation Trust”). The Liquidation Trust will seek to

[1]	All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Plan.

finish the wind-down of the Debtor’s business, liquidate the Debtor’s assets and pursue Causes of Action, including Avoidance Actions, with the purpose of maximizing the recovery for the beneficiaries of the Liquidation Trust, including the Holders of Allowed Claims and, if possible, Equity Holders. Equity Holders will have a residual interest in the Liquidation Trust, after payment of priority, administrative and unsecured claims, in accordance with the number of common shares held on the Effective Date.
     6. The classification and treatment of Class 3 Securities Claims and Class 4 Interests under the Plan is excerpted below:
     Section 3.03 Class 3 Securities Claims. On each Distribution Date, each Holder of an Allowed Class 3 Securities Claim shall receive a pro rata Distribution, together with Allowed Class 4 Interests, of any available Liquidation Proceeds that remain after the payment and satisfaction of all Allowed Class 2 General Unsecured Claims, including payment of interest at the legal rate from the Petition Date on all Allowed Class 2 General Unsecured Claims.
     Section 3.04 Class 4 Interests. All Interests of the Debtor shall be deemed cancelled and extinguished as of the Effective Date. Each Holder of an Allowed Class 4 Interest shall receive a pro rata Distribution, together with Allowed Class 3 Securities Claims, of any available Liquidation Proceeds that remain after the payment and satisfaction of all Class 2 General Unsecured Claims, including payment of interest at the legal rate from the Petition Date on all Allowed Class 2 General Unsecured Claims.
     Pro Rata Distribution among Class 3 and Class 4. For purposes of Distribution under Sections 3.03 and 3.04:
     (a) Each Holder of shares of Common Stock in Class 4 shall receive one “Unit” for each share of Common Stock held of record immediately prior to cancellation on the Effective Date.
     (b) Each Holder of an Allowed Class 3 Securities Claim shall receive that number of Units that is equal to twenty (20) times the Allowed amount of the Class 3 Securities Claim, which multiple reflects the last reported trading price for the Common Stock of $.05 per share on July 31, 2009.
     (c) “Pro rata” means the proportion that the number of Units held by a Holder bears to the aggregate number of all Units held by all Holders.
CONFIRMATION HEARING
     7. On September 11, 2009 at 10:00 a.m. (prevailing Eastern Time), or as soon thereafter as counsel may be heard, a hearing will be held before the Honorable Brendan L. Shannon in the United States Bankruptcy Court for the District of Delaware, 824 North Market Street, 6th Floor, Wilmington, Delaware 19801 to consider confirmation of the Plan, as the same may be amended or modified (the “Confirmation Hearing”). The Confirmation Hearing may be adjourned from time to time without further notice to creditors or other parties in interest, other than by an announcement of such an adjournment in open court at the Confirmation Hearing or any adjournment thereof or an appropriate filing with the Court. The Plan may be modified in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Plan and other applicable law, without further notice, prior to or as a result of the Confirmation Hearing.

EXCULPATION
     8. Article III of the Plan contains the exculpation provision set forth below:

THE DEBTOR, ITS OFFICERS, DIRECTORS, EMPLOYEES, ADVISORS, ATTORNEYS, REPRESENTATIVES OR AGENTS AND ANY OF SUCH PARTIES’ SUCCESSORS AND ASSIGNS, SHALL NOT HAVE OR INCUR, AND ARE HEREBY RELEASED FROM, ANY CLAIM, OBLIGATION, CAUSE OF ACTION OR LIABILITY TO ONE ANOTHER OR TO ANY HOLDER OF ANY CLAIM OR INTEREST, OR ANY OTHER PARTY IN INTEREST, OR ANY OF THEIR RESPECTIVE AGENTS, EMPLOYEES, REPRESENTATIVES, FINANCIAL ADVISORS, ATTORNEYS OR ANY OF THEIR SUCCESSORS OR ASSIGNS, FOR ANY ACT OR OMISSION IN CONNECTION WITH, RELATING TO OR ARISING OUT OF THE BANKRUPTCY CASE, THE NEGOTIATION AND FILING OF THIS PLAN, THE FILING OR CONVERSION OF THE BANKRUPTCY CASE, THE PURSUIT OF CONFIRMATION OF THIS PLAN, THE CONSUMMATION OF THIS PLAN OR THE ADMINISTRATION OF THIS PLAN OR THE PROPERTY TO BE DISTRIBUTED UNDER THIS PLAN, EXCEPT FOR THEIR WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, AND IN ALL RESPECTS SHALL BE ENTITLED TO REASONABLY RELY UPON THE ADVICE OF COUNSEL WITH RESPECT TO THEIR DUTIES AND RESPONSIBILITIES UNDER THIS PLAN.
DEADLINE FOR OBJECTIONS TO CONFIRMATION OF THE PLAN
     9. Objections, if any, to confirmation of the Plan, including any supporting memoranda, must be in writing, be filed with the Clerk of the Court, Third Floor, 824 North Market Street, Wilmington, Delaware 19801 together with proof of service on or before September 8, 2009 at 4:00 p.m. (prevailing Eastern Time) (the “Objection Deadline”), and shall (a) state the name and address of the objecting party and the amount of its claim or the nature of its interest in the Debtor’s chapter 11 case, (b) state with particularity the provision or provisions of the Plan objected to and for any objection asserted, the legal and factual basis for such objections, and (c) be served upon: (i) counsel for Debtor: Baker & McKenzie LLP, One Prudential Plaza, Suite 3500, 130 East Randolph Street, Chicago, Illinois 60601, Attn: Andrew P.R. McDermott and Bifferato LLC, 800 N. King St., First Floor, Wilmington, Delaware 19801, Attn: Thomas F. Driscoll III (ii) counsel to the Official Committee of Unsecured Creditors: Saul Ewing LLP, 222 Delaware Ave, Suite 1200, P.O. Box 1266, Wilmington, DE 19899, Attn: Mark Minuti and Saul Ewing LLP, 1500 Market Street, 38th Floor, Philadelphia, PA 19102, Attn: Robyn Pollack; and (iii) the Office of the United States Trustee, 844 N. King Street, Suite 2207, Wilmington, DE 19801, Attn: David L. Buchbinder, Esq. in a manner as will cause such objection to be received by all such parties on or before the Objection Deadline. Any objections not filed and served as set forth above will not be considered by the Bankruptcy Court.
COPIES OF THE PLAN AND DISCLOSURE STATEMENT
     10. Parties who wish to obtain a copy of the Disclosure Statement or Plan may obtain a copy by contacting: Bifferato LLC, Attn: NLI Ballot Tabulation, 800 N. King St., First Floor, Wilmington, DE 19801. Additionally, the Disclosure Statement and the Plan are on file with the

Clerk of the Bankruptcy Court for the District of Delaware, and may be examined by any interested party at the Clerk’s office at any time during regular business hours. Copies of the Disclosure Statement and Plan are also available at http://www.sec.gov/edgar.shtml under the Debtor’s ticker symbol “NFLD”.
Dated: August 12, 2009

/s/ Andrew P.R. McDermott Ian Connor Bifferato
Thomas F. Driscoll III
Bifferato LLC
800 N. King St., First Floor
Wilmington, DE 19801
Email: tdriscoll@bifferato.com
Phone: (302) 225-7600
Facsimile: (302) 792-7470

and

David F. Heroy
Andrew P.R. McDermott
Baker & McKenzie LLP
One Prudential Plaza, Suite 3500
130 East Randolph Street
Chicago, Illinois 60601
Email: amcdermott@bakernet.com
Phone: (312) 861-8000
Facsimile: (312) 698-2345

Attorneys for the Debtor